PROFESSIONAL SERVICES AGREEMENT THE PROFESSIONAL SERVICES AGREEMENT is made and entered into as of the 1st day of July, 2025 (the “Agreement”), by and between Arrow Bank National Association (the “Bank”) and David D. Kaiser (the “Professional”). The Agreement shall become effective July 1, 2025. WHEREAS, effective June 30, 2025, the Professional retired from service as a Senior Executive Vice President and Chief Credit Officer of the Bank; and WHEREAS, the Bank wishes to enter into an arrangement with the Professional pursuant to which the Professional, following his retirement, will make himself available to oversee, and assist with, projects and other services in favor of the Bank as may be requested from time-to- time by the Chief Executive Officer of the Bank; WHEREAS, the Professional is willing to make himself available and to serve pursuant to, and in accordance with, the terms of this Agreement; and WHEREAS, the parties intend that each will have certain rights and responsibilities with respect to such arrangement for the duration thereof, all as more fully set forth below. NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Bank and the Professional agree as follows: 1. Services to be Furnished. (a) Nature and Extent of Services. During the Services Period (as defined in Section 2, below), the Professional shall oversee for the Bank certain projects for the Bank. The Chief Executive Officer of the Bank shall oversee the Professional’s services hereunder. The Professional shall have the duties, responsibilities, and authority as normally attend such position or as may reasonably be assigned to the Professional from time to time by the Chief Executive Officer of the Bank. The expenditure by the Professional of duties in addition to those listed above (any such additional duties, an “Additional Commitment”) shall be required only if the Company and the Professional shall mutually agree on the terms and conditions of such Additional Commitment, subject to Section 5(b) hereof. (b) Manner of Performing Services. The Professional is an independent contractor and shall not be considered an employee of the Bank or its affiliates. In performing services hereunder, the Professional shall have exclusive control over the manner in which he performs such services, including, without limitation, in the methods, procedures, strategies and equipment the Professional utilizes in performing such services; and in the Professional’s determination of the times, places and dates at which he performs such services; provided, however, that the Bank shall have the right, exercised by its Chief Executive Officer or President to establish reasonable parameters for any of the foregoing, including limitations on the amounts and types of expenses incurred by the Professional that the Bank will be obligated to reimburse. 2. Term. The term of the Agreement and the obligation of the Professional to render services hereunder shall commence as of 12:00 a.m. on July 1st, 2025, and shall expire as of 11:59 p.m. on December 31, 2025 (the “Expiration Date”), unless prior to such date the parties agree to extend the term of the Agreement or the Agreement is earlier terminated, as provided in Section 3. The term of the Agreement shall be referred to as the “Services Period.”

- 2 - 3. Termination. (a) Automatic Termination; Rights of Parties to Terminate. The Agreement and the Services Period will terminate prior to the Expiration Date upon the occurrence of any the following: (i) the death or disability of the Professional; (ii) termination by the Bank of the Professional’s services under the Agreement “for cause,” as defined below; (iii) termination by either the Bank or the Professional of the Agreement, for any reason or no reason, upon not less than thirty (30) days’ written notice to the other party hereto; or (iv) the mutual agreement of the Bank and the Professional to terminate the Agreement, as of any date. In the event of any termination under the preceding sentence, neither the Bank nor the Professional shall have any continuing obligation or liability to the other party under the Agreement after the date of termination, other than (x) the obligation of the Bank to pay to the Professional the fees owed to the Professional under Section 5 through the date of such termination and to reimburse the Professional for reimbursable expenses incurred by the Professional under Section 4(c) through the date of such termination, (y) the obligation of the Professional to keep certain matters confidential and to return to the Bank certain documents and information under Section 6, and (z) the obligation of the Bank to indemnify the Professional under Section 7. For purposes of the Agreement, the Bank may terminate the Professional’s services hereunder “for cause” as a result of any of the following: (i) any willful misconduct by the Professional which is materially injurious to the Bank or its affiliates, monetarily or otherwise; (ii) any willful failure by Professional to follow the reasonable directions of the Chief Executive Officer or President of the Bank; (iii) any failure by the Professional substantially to perform any reasonable directions of the Chief Executive Officer or President of the Bank (other than failure resulting from disability or death), within thirty (30) days after delivery to the Professional by the Chief Executive Officer or President of the Bank of a written demand for substantial performance, which written demand shall specifically identify the manner in which the Chief Executive Officer or President of the Bank believes that the Professional has not substantially performed; (iv) any inability of the Professional perform any substantial portion of Professional’s duties hereunder, by reason of any order of any regulatory authority or agency having jurisdiction over the Bank or its affiliates; or (v) intentionally providing false or misleading information to, or otherwise misleading, the Chief Executive Officer or President of the Bank or any committee thereof. (b) Termination Due to Material Breach of Agreement. In addition to the foregoing, if either party is in material breach of the Agreement, including in the case of the Bank by reason of its failure to pay the Professional any fees or reimbursable expenses due and owing hereunder on or before the date such fees or expenses are payable or reimbursable, the non- breaching party (but not the breaching party) may terminate the Agreement upon written notice to the breaching party specifying the nature of the breach and the non-breaching party’s intention to terminate, provided that if such breach is curable within a reasonable period after the date of such notice (not to exceed in any case thirty (30) days after receipt of such notice), the non-breaching party will have no right to terminate the Agreement if the breach is in fact cured within such period. Notwithstanding the foregoing, if the Professional notifies the Bank of the Bank’s breach of the Agreement by reason of its nonpayment of fees or expenses owed to the Professional, such breach will be deemed cured if and only if the amounts owed are paid to and received by the Professional within ten (10) days of the Professional’s receipt of such notice. Termination of the Agreement by either party due to material breach hereof by the other party in accordance with the preceding sentence shall not eliminate or limit the liability of the breaching party to the non-breaching party hereunder or under any other provision of law or the common law, and the non-breaching party may sue the breaching party for damages or other available remedies at law or in equity as the non-breaching party chooses.

- 3 - 4. Office Space; Equipment; Expenses. (a) Office Space. If so requested by the Professional, the Bank will provide the Professional with suitable office space at the Bank’s main offices or such other premises owned or leased by the Bank as may be mutually agreeable to the parties, for the purpose of assisting the Professional to perform services hereunder, and the Bank will make available to the Professional at such premises, to the extent consistent with the Bank’s own need for and demands on its personnel, such secretarial, clerical and other administrative support and assistance as may be necessary or helpful to the Professional in performing such services, such support shall be provided consistent with the Bank’s then-current support programs and policies (e.g., support provided during normal business hours). (b) Equipment. Professional acknowledges and agrees that any equipment provided hereunder (“equipment”) shall be used solely for business purposes in connection with the performance of services hereunder. Professional agrees that it his responsibility to ensure the proper use of the equipment and to care for the equipment in a careful and reasonable manner and utilized in accordance with its design. The equipment shall be used consistent with the Bank’s applicable guidelines and policies, which such guidelines and policies will require separate acknowledgement and execution (including, without limitation, the Remote Access User Security Agreement). Title to the equipment shall at all times remain with the Bank. Upon the request of the Bank or termination of the Agreement, the Professional shall return the equipment to the Bank in good condition, reasonable wear and tear accepted, to a place designated by the Bank. Support for the equipment shall be provided consistent with the Bank’s then-current support programs and policies (e.g., help desk support provided during normal business hours). With respect to any laptop computer provided to the Professional, the Professional understands and agrees that he has no right or expectation of privacy or security in his use of any such laptop or Internet usage. (c) Expenses. Subject to any limitations on the Professional’s expenses as may be established from time to time by the Chief Executive Officer, or President of the Bank, the Bank will pay on behalf of the Professional any reasonable expenses incurred by him in connection with services rendered by him hereunder, and will reimburse the Professional for any such expenses previously paid by him, in each case on or before the thirtieth (30th) day after the Bank’s receipt of a bill for such expenses or notice of such reimbursable expenses. Reimbursement of expenses will be paid Reimbursement of expenses will be paid within one week of submission. 5. Compensation. (a) Basic Commitment. In return for the Professional’s rendering of services in fulfillment of his Basic Commitment hereunder, the Bank shall pay the Professional cash compensation in the amount of $15,000, payable monthly in (6) equal installments (July through December) of $2,500 on the last Wednesday of the month (or as otherwise determined by the mutual agreement of the parties). (b) Additional Commitment. To the extent that the Bank and the Professional may reach agreement on an Additional Commitment by the Professional to the rendering of services hereunder, the Bank shall pay to the Professional consideration in cash or such other form or forms as the parties may agree upon, having a fair market value on a prorated basis at least equal

- 4 - to the consideration then being received by the Professional for services rendered by him under the Basic Commitment. 6. Confidentiality. Except to the extent otherwise authorized by the Bank, the Professional agrees to keep confidential, and to require all additional parties rendering services under his direction hereunder to keep confidential, all information coming into his or their possession in connection with the provision of services under the Agreement that is not otherwise in the public domain and that belongs or relates to or emanates from the Bank or its affiliates (“Confidential Information”). Nothing in the Agreement, however, shall prohibit the Professional or such other parties, with or without the Bank’s authorization, from producing documents, providing testimony or otherwise participating or cooperating in any judicial or administrative action, proceeding, investigation or other activity to the extent he or they are advised in writing by legal counsel that such document production, testimony, participation or cooperation is required under applicable law. Upon expiration or termination of the Agreement, the Professional shall return to the Bank as soon as practicable thereafter, all documents, files, records and data, including electronically stored or transmitted data, and copies of the foregoing, in the possession or control of the Professional, except to the extent that the Bank shall specifically consent to non-return of such materials, provided that return of such materials shall not relieve the Professional of his obligation to keep confidential all Confidential Information received by him at any time hereunder for as long as such information remains confidential, i.e., is not known to the general public. 7. Indemnification. The Bank shall indemnify the Professional if he is made or threatened to be made a party to any action, suit or proceeding (whether civil, criminal or otherwise) by reason of the fact that the Professional or the Professional’s testator or intestate is or was providing services to the Bank pursuant to the Agreement, against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees), incurred by the Professional in connection with such action, suit or proceeding, to the maximum extent that would be permitted and subject to any requirements that would apply under applicable law from time to time if the Professional were an officer of the Bank, and subject to any further limits on such indemnification as may in fact pertain under applicable law. The foregoing indemnification of the Professional will not be affected by any provision of the Bank’s Certificate of Incorporation or Bylaws or other corporate policy applicable to the Bank’s indemnification of employees or others as may exist from time to time. In addition, the Bank shall pay all reasonable expenses (including attorneys’ fees) incurred by the Professional in defending any such action, suit or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the Professional to repay any and all such amounts if it shall ultimately be determined that he is not entitled to be indemnified with respect thereto by the Bank, in each case on or before the thirtieth (30th) day after the Bank’s receipt of a bill for such expenses or notice of such reimbursable expenses. Reimbursement of expenses will be paid not later than the last day of the calendar year following the calendar year in which the expenses were incurred. The indemnification shall not be exclusive of any rights of the Professional to be indemnified by the Bank or its affiliates in any other capacity in which the Professional may serve from time to time, under applicable law or the charter documents or bylaws of such entity, or under any other agreement applicable to the Professional. 8. Noncompetition and Nonsolicitation. (a) Noncompetition. The Professional shall not, at any time during the Services Period, without the prior written approval of the Chief Executive Officer or President of the Bank, directly or indirectly, own, control, become an officer, employee, agent, partner or director

- 5 - of, or serve as a consultant for (i) any depository institution not directly or indirectly owned or controlled by the Bank having assets of $100 million or more that either is headquartered in the State of New York or accepts deposits at any location in the State of New York, (ii) any holding company of such institution, or (iii) any business enterprise operating out of one or more physical locations in the State of New York that is in direct competition in any significant line of business with the Bank or any of its directly or indirectly owned or controlled subsidiaries. For purposes of the preceding sentence, any directly or indirectly owned or controlled subsidiary of the Bank includes any subsidiary as to which the Bank directly or indirectly owns fifty percent (50%) or more of the voting equity interests or controls fifty percent (50%) or more of the director or trustee positions. The parties agree that the covenant set forth in the Section 8(a) is reasonable with respect to duration, geographic area and scope. In the event that any provision of such covenant is finally determined by any court of competent jurisdiction to be void or unenforceable with respect to any particular geographic area or as to any particular time period or any other particular constraint, the covenant will be deemed to be automatically modified without any further action on the part of the Bank and the Professional so as to eliminate therefrom the unenforceable constraint or its application in any manner in which it was found to be unenforceable and, except as so modified, the covenant will remain in full force and effect. (b) Nonsolicitation. The Professional shall not, at any time during the Services Period, (i) solicit any employee of the Bank or its affiliates to leave the employ of the Bank or its affiliates or to accept any other employment or position, or (ii) assist any other person in hiring any such employee, provided, however, that the Section 8(b) shall not apply to any unsolicited contact with the Professional by an employee of the Bank or its affiliates or any potential employer of such employee, or shall prevent the Professional in response to any such contact from providing personal reference regarding such employee to any such potential employer. 9. Entire Agreement; Amendment; Waiver. The Agreement cancels and supersedes all previous agreements or understandings between the parties relating to the subject matter hereof, and embodies the entire agreement and understanding of the parties with respect to the subject matter hereof, and shall not be amended, modified or supplemented in any respect except by a subsequent written instrument executed by the parties. The performance of or compliance with any covenant given herein or the satisfaction of any condition to the obligations of either party hereunder may be waived by the party to whom such covenant is given or whom such condition is intended to benefit, except to the extent any such condition is required by law; provided, however, that, no waiver of any provision of their Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver. 10. Successors; Binding Agreement. The Agreement shall be binding upon and inure to the benefit of the Professional and his heirs and representatives and the Bank and its respective successors and assigns. 11. Counterparts. The Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement which is binding upon the parties hereto, notwithstanding that the parties are not signatories to the same counterpart. 12. Validity. The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of the other provisions of the Agreement, which shall remain in full force and effect.

- 6 - 13. Governing Law. The Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the conflict of laws rules thereof. Notwithstanding anything herein contained to the contrary herein, any payments to the Professional by the Bank, whether pursuant to the Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. §1828(k), and any regulations promulgated thereunder. 14. Notices. Any communication required or permitted to be given to a party under the Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five (5) calendar days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as either party may by written notice subsequently specify to the other party: If to Professional: David D. Kaiser 28 Amethyst Drive Queensbury, NY 12804 If to the Bank: Arrow Bank National Association 20 South Street Glens Falls, New York 12801 Attention: President and CEO With copies to: Arrow Bank National Association 20 South Street Glens Falls, New York 12801 Attention: Chief Human Resources Officer 15. Survival. Any provisions of the Agreement which, by its express terms or in practical effect, contemplates performance after the expiration of the Services Period or termination of the Agreement shall survive the expiration of the Services Period or termination of the Agreement. 16. 409A Savings Clause. The parties intend that any amounts payable under the Agreement comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Code”), including regulations and guidance hereunder, so as not to subject the Professional to the payment of any additional taxes, penalties or interest imposed under Section 409A with respect to amounts paid under the Agreement or any other agreement or arrangement between the parties. The parties agree to amend the Agreement to the extent necessary to bring the Agreement into compliance with Code Section 409A as it may be interpreted by any regulations, guidance or amendments to Section 409A issued or adopted after the date of the Agreement. [Signature page follows]

SIGNATURE PAGE TO PROFESSIONAL SERVICES AGREEMENT IN WITNESS WHEREOF, the parties have executed the Agreement or caused the Agreement to be executed by their duly authorized representatives, as of the date and year first above written. ARROW BANK NATIONAL ASSOCIATION By: David S. DeMarco David S. DeMarco David D. Kaiser (“PROFESSIONAL”) By: David D. Kaiser David D. Kaiser